SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2002
                                                           -------------

                               BCSB BANKCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

    Federal                       0-24589                      52-2108333
----------------              ---------------              ------------------
(State or Other            (Commission File No.)                 (I.R.S.
 Jurisdiction                                                    Employer
of Incorporation)                                            Identification No.)


4111 E. Joppa Road, Suite 300, Baltimore, Maryland                      21236
--------------------------------------------------                      -----
       (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (410) 256-5000
                                                     --------------



                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.      Acquisition or Disposition of Assets.
             ------------------------------------

         On July 24, 2002, BCSB Bankcorp, Inc. (the "Company") and its wholly-owned subsidiary, Baltimore County Savings Bank, F.S.B., completed their acquisition of WHG Bancshares Corporation ("WHG") and its wholly-owned subsidiary, Heritage Savings Bank, F.S.B. As part of the acquisition, WHG's stockholders received $14.25 per share for each share of WHG's common stock issued and outstanding. The aggregate purchase price for the transaction (including cash payments for the cancellation of options) was approximately $18 million. The purchase price was funded with cash on hand and the sale of liquid securities. The transaction was accounted for using the purchase method.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

         (a) The following documents have been filed with the Securities and Exchange Commission (the "Commission") by WHG pursuant to the Securities Exchange Act of 1934, as amended, and are incorporated by reference in this Form 8-K/A. All documents that are as of September 30, 2001 and 2000 are incorporated by reference from WHG's Annual Report on Form 10-KSB for the year ended September 30, 2001 filed with the Commission on December 21, 2001. All documents that are as of or for the Six Months March 31, 2002 and 2001 are incorporated by reference from WHG's Quarterly Report on Form 10-QSB for its second fiscal quarter ended March 31, 2002 filed with the Commission on May 13, 2002.

         (i) Consolidated Statements of Financial Condition as of September 30, 2001 and 2000 and as of March 31, 2002, and notes thereto.

         (ii) Consolidated Statements of Operations for the Years Ended September 30, 2001 and 2000 and for the Six Months Ended March 31, 2002 and 2001, and notes thereto.

         (iii)Consolidated Statements of Stockholders' Equity for the Years Ended September 30, 2001 and 2000, and notes thereto.

         (iv) Consolidated Statements of Cash Flows for the Years Ended September 30, 2001 and 2000, and for the Six Months Ended March 31, 2002 and 2001, and notes thereto.

         (v) Independent Auditors' Report dated as of November 7, 2001 relating to the consolidated statements of financial condition of WHG and Subsidiary as of September 30, 2001 and 2000, and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the years in the two-year period ended September 30, 2001, filed with WHG's Annual Report on Form 10-KSB for the year ended September 30, 2001.

         (b) The unaudited pro forma condensed combined financial statements attached as Exhibit 99 ("pro forma financial statements") are based on the historical financial statements of WHG and the Company and have been prepared to illustrate the effect of the acquisition.

         The unaudited pro forma condensed combined balance sheet as of June 30, 2002 attached as Exhibit 99 is based on the unaudited historical consolidated balance sheets of the Company and WHG at that date, assuming that the acquisition had been consummated on June 30, 2002 and accounted for using the purchase method of accounting.

         The unaudited pro forma income statements reflect the combination of the historical results of operations of the Company and WHG for the year ended September 30, 2001 and for the nine months ended June 30, 2002. The unaudited pro forma income statements give effect to the acquisition using the purchase method of accounting and assume that (1) the acquisition occurred as of the beginning of the respective periods presented, and (2) the amount of initial goodwill equaled the amount reflected in the unaudited pro forma condensed combined balance sheet as of June 30, 2002.

         These pro forma financial statements should be read in conjunction with the historical consolidated financial statements and related notes contained in the Company's Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2002, March 31, 2002 and December 31, 2001 and Annual Report on Form 10-KSB for the year ended September 30, 2001; and in WHG's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2002 and December 31, 2001 and Annual Report on Form 10-KSB for the year ended September 30, 2001.

         The combined company expects to achieve benefits from the acquisition including operating cost savings and revenue enhancements. These pro forma financial statements do not reflect any potential cost savings or revenue enhancements that are expected to result from the combination of the operations of the Company and WHG other than the elimination of expenses related to WHG's Employee Stock Ownership Plan and, accordingly, may not be indicative of the results of future operations. No assurances can be given with respect to the ultimate level of cost savings or revenue enhancements to be realized. As a result, these pro forma financial statements are not necessarily indicative of either the results of operations or financial condition that would have been achieved had the acquisition in fact occurred on the dates indicated, nor do they purport to be indicative of the results of operations or financial condition that may be achieved in the future by the combined company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BCSB BANKCORP, INC.



DATE: September 19, 2002            By: /s/ Gary C. Loraditch
                                       -----------------------------------------
                                       Gary C. Loraditch
                                       President and Chief Executive Officer
                                      (Principal Executive Officer)

                                  EXHIBIT INDEX

Exhibit 99               Unaudited pro forma financial statements

                                   EXHIBIT 99


                               BCSB Bankcorp, Inc.
                             Proforma Balance Sheet
                                  June 30, 2002


                                                                    BCSB              WHG               Purchase            BCSB
                                                                Consolidated      Consolidated         Adjustments        Proforma
Assets

Cash & due from banks                                              6,903,960       1,820,899            (153,189)(1)      8,571,670
Federal funds                                                      5,277,386       4,915,402                             10,192,788
Interest Bearing Deposits                                          6,786,480       3,116,308                              9,902,788
Investment securities - Available for sale                        57,940,620         816,477         (17,748,125)(1)     41,008,972
Investment securities - Held to maturity                           4,000,000         250,000            (250,000)(1)      4,000,000
Loans, net                                                       279,689,652     116,627,779           2,301,663 (2)    398,619,094
Mortgage backed securities - Available for sale                   37,142,522       3,951,472          14,434,268 (1)     55,528,262
Mortgage backed securities - Held to maturity                     35,772,257      14,035,297         (14,035,297)(1)     35,772,257
Premise & equipment, net                                           6,656,587       1,308,023             670,932 (3)      8,635,542
Accrued interest receivable                                        1,690,398         664,714                              2,355,112
FHLB Stock                                                         2,489,700       1,450,000                              3,939,700
Goodwill                                                                   -               -           2,283,689 (4)      2,283,689
Other Assets                                                       2,016,564       4,854,626             327,100 (5)      7,198,290
                                                            -----------------    ------------    -----------------    -------------
     Total Assets                                                446,366,126     153,810,997         (12,168,959)       588,008,164
                                                            =================    ============    =================    =============


Liabilities & Equity

Deposits                                                         372,469,182     116,496,158           1,725,757 (6)    490,691,097
Escrow deposits                                                    2,907,244         423,026                              3,330,270
Trust preferred securities                                        12,500,000               -                             12,500,000
Accrued expenses & other liabilities                               1,889,905         353,218           2,137,935 (7)      4,381,058
Borrowings                                                        12,300,000      19,250,000           1,255,944 (8)     32,805,944


                                                            -----------------    ------------    -----------------    -------------
     Total Liabilities                                           402,066,331     136,522,402           5,119,636        543,708,369
                                                            -----------------    ------------    -----------------    -------------

Stockholders Equity

Preferred stock                                                            -               -                   -
Common stock                                                          58,723         128,505            (128,505)            58,723
Additional paid-in-capital                                        22,033,797       7,108,574          (7,108,574)        22,033,797
Retained earnings                                                 24,787,048      10,460,456         (10,460,456)        24,787,048
Unallocated ESOP stock                                            (1,006,104)       (267,412)            267,412         (1,006,104)
MSBP                                                                       -        (151,810)            151,810                  -
Stock held by Rabbi Trust                                         (1,196,500)              -                   -         (1,196,500)
Obligation under Rabbi Trust                                       1,274,644               -           1,274,644
Treasury stock                                                    (1,866,154)              -          (1,866,154)
Accumulated other comprehensive income                               214,341          10,282             (10,282)           214,341
                                                            -----------------    ------------    -----------------    -------------
     Total Equity                                                 44,299,795      17,288,595         (17,288,595)        44,299,795
                                                            -----------------    ------------    -----------------    -------------
                                                                 446,366,126     153,810,997         (12,168,959)       588,008,164
                                                            =================    ============    =================    =============


                                                 BCSB Bankcorp, Inc.
                                              Proforma Income Statement
                                       For the Nine Months Ended June 30, 2002


                                                       BCSB            WHG            Combined       Purchase               BCSB
                                                   Consolidated    Consolidated       Results       Adjustments           Proforma
Interest Income
     Interest on loans                              15,222,940       6,406,026      21,628,966        (296,269) (2)      21,332,697
     Interest on investment securities               2,556,694         572,860       3,129,554          (1,534)           3,128,020
     Interest on mortgage backed securities          2,214,813         734,929       2,949,742         (61,815)           2,887,927
     Other interest income                             149,338         180,593         329,931         329,931
                                                   -----------      ----------     -----------      ----------          -----------
           Total interest income                    20,143,785       7,894,408      28,038,193        (359,618)          27,678,575

Interest Expense
     Interest on deposits                           10,358,778       4,011,409      14,370,187        (898,952)(5),(6)   13,471,235
     Interest on borrowings                            557,466         876,232       1,433,698        (150,283)(8)        1,283,415
     Other interest expense                              9,051              --           9,051           9,051
                                                   -----------      ----------     -----------      ----------          -----------
          Total interst expense                     10,925,295       4,887,641      15,812,936      (1,049,235)          14,763,701
                                                   -----------      ----------     -----------      ----------          -----------
     Net interest income                             9,218,490       3,006,767      12,225,257         689,617           12,914,874

Provision for Loan Loss                                209,251              --         209,251              --              209,251
                                                   -----------      ----------     -----------      ----------          -----------
     Net interest income after provision             9,009,239       3,006,767      12,016,006         689,617           12,705,623

Other Income
     Gain on sale of foreclosed real estate                 --              --              --                                   --
     Gain on sale of loans                             132,440              --         132,440                              132,440
     Service fee income                                 13,652              --          13,652                               13,652
     Fees and charges on loans                         127,120          19,823         146,943                              146,943
     Fees on transaction accounts                      304,713          37,569         342,282                              342,282
     Rental income                                      69,410              --          69,410                               69,410
     Gain on sale of investments                        44,026          14,769          58,795                               58,795
     Gain from sale of mortgage backed securities        5,595              --           5,595                                5,595
     Miscellaneous income                               24,131          50,526          74,657                               74,657
                                                   -----------      ----------     -----------      ----------          -----------
          Total other income                           721,087         122,687         843,774              --              843,774

Non-Interest Expenses
     Salaries and related expense                    4,240,699       1,446,679       5,687,378        (206,661)(10)       5,480,717
     Occupancy expense                                 907,756         137,146       1,044,902           8,333 (3)        1,053,235
     Deposit insurance premiums 113,681                 16,777         130,458         130,458
     Data processing expense                           665,139          98,747         763,886                              763,886
     Property and equipment expense                    703,406          72,944         776,350                              776,350
     Professional fees                                 141,031         158,073         299,104                              299,104
     Advertising                                       631,015          32,091         663,106                              663,106
     Telephone, postage and office supplies            333,542              --         333,542                              333,542
     Other expenses                                    323,313         300,095         623,408                              623,408
                                                   -----------      ----------     -----------      ----------          -----------
          Total non-interest expense                 8,059,582       2,262,552      10,322,134        (198,328)          10,123,806
                                                   -----------      ----------     -----------      ----------          -----------
Income before tax provision                          1,670,744         866,902       2,537,646         887,945            3,425,591
Income tax provision                                   647,059         340,254         987,313         342,924            1,330,237
                                                   -----------      ----------     -----------      ----------          -----------
Net income                                           1,023,685         526,648       1,550,333         545,021            2,095,354
                                                   ===========      ==========     ===========      ==========          ===========




                                               BCSB Bankcorp, Inc.
                                            Proforma Income Statement
                                      Fot the Year Ended September 30, 2001


                                                       BCSB            WHG            Combined       Purchase               BCSB
                                                   Consolidated    Consolidated       Results       Adjustments           Proforma
Interest Income
     Interest on loans                              18,938,731       7,729,211      26,667,942        (384,005) (2)      26,283,937
     Interest on investment securities               2,750,922       2,535,888       5,286,810          (1,875) (1)       5,284,935
     Interest on mortgage backed securities          1,947,638         984,529       2,932,167         (82,420) (1)       2,849,747
     Other interest income                             711,169         337,275       1,048,444                            1,048,444
                                                   -----------      ----------     -----------      ----------          -----------
           Total interest income                    24,348,460      11,586,903      35,935,363        (468,300)          35,467,063

Interest Expense
     Interest on deposits                           13,785,205       6,504,019      20,289,224      (1,061,755)(5),(6)   19,227,469
     Interest on borrowings                            450,399       1,245,548       1,695,947        (200,194)(8)        1,495,753
     Other interest expense                              4,266              --           4,266           4,266
                                                   -----------      ----------     -----------      ----------          -----------
          Total interst expense                     14,239,870       7,749,567      21,989,437      (1,261,949)          20,727,488
                                                   -----------      ----------     -----------      ----------          -----------
     Net interest income                            10,108,590       3,837,336      13,945,926         793,649           14,739,575

Provision for Loan Loss                                332,341          30,000         362,341              --              362,341
                                                   -----------      ----------     -----------      ----------          -----------
     Net interest income after provision             9,776,249       3,807,336      13,583,585         793,649           14,377,234

Other Income
     Gain on sale of foreclosed real estate             15,751              --          15,751                               15,751
     Gain on sale of loans                              25,220              --          25,220                               25,220
     Service fee income                                 14,249              --          14,249                               14,249
     Fees and charges on loans                         150,467          26,159         176,626                              176,626
     Fees on transaction accounts                      322,459          56,566         379,025                              379,025
     Rental income                                     106,761              --         106,761                              106,761
     Gain on sale of investments                            --           1,144           1,144                                1,144
     Gain from sale of mortgage backed securities           --              --              --                                   --
     Miscellaneous income                              102,672          63,194         165,866                              165,866
                                                   -----------      ----------     -----------      ----------          -----------
          Total other income                           737,579         147,063         884,642              --              884,642

Non-Interest Expenses
     Salaries and related expense                    5,827,819       2,140,802       7,968,621        (343,820) (10)      7,624,801
     Occupancy expense                               1,120,279         191,548       1,311,827          11,111   (3)      1,322,938
     Deposit insurance premiums                        126,759          23,602         150,361                              150,361
     Data processing expense                           701,689         114,930         816,619                              816,619
     Property and equipment expense                    876,188         113,459         989,647                              989,647
     Professional fees                                 186,964         180,332         367,296                              367,296
     Advertising                                       806,020          78,000         884,020                              884,020
     Telephone, postage and office supplies            428,937              --         428,937                              428,937
     Other expenses                                    255,118         431,086         686,204                              686,204
                                                   -----------      ----------     -----------      ----------          -----------
          Total non-interest expense                10,329,773       3,273,759      13,603,532       (332,709)           13,270,823
                                                   -----------      ----------     -----------      ----------          -----------
Income before tax provision                            184,055         680,640         864,695       1,126,358            1,991,053
Income tax provision                                    79,290         274,760         354,050         434,999              789,049
                                                   -----------      ----------     -----------      ----------          -----------
Net income                                             104,765         405,880         510,645         691,359            1,202,004
                                                   -----------      ----------     -----------      ----------          -----------


                               BCSB Bankcorp, Inc.
             Footnotes to Proforma Consolidated Financial Statements


       1. Represents the funds used to complete the acquisition ( cash $.2 million and $18.1 million in security sales), the estimated fair market value adjustment related to WHG's investment and mortgage back securities portfolios (14.3 million) and the reclassification of WHG's securities held to maturity portfolio as securities available for sale. The estimated fair market value adjustment
              (premium) is assumed to have a life of 11 months for investment securities, 5 years for fixed rate mortgage backed securities and 14 years for variable mortgage backed securities. The adjustment is assumed to amortize on a straight-line basis over these time periods into interest income on investment and mortgage backed securities.

       2. Represents the estimated fair market value adjustment relating to the loan portfolio. The estimated life of this portfolio is assumed to be 6 years. The adjustment is assumed to amortize on a level yield basis over this time period into interest and fees on loans.

       3. Represents the estimated market value adjustment relating to premises and equipment. The estimated life of these assets is assumed to be 30 years. The adjustment is assumed to amortize on a straight -line basis over this time period into occupancy expense.

       4. Represents the estimate of the excess of the total direct acquisition costs over the estimated fair value of the net assets acquired based upon currently available information.

       5. Represents the estimated fair market value adjustment relating to core deposits. The estimated life of these assets is assumed to be
              1.85 years. The adjustment is assumed to amortize on a level yield basis over this time period into interest on deposits. This also represents the estimated income tax effects of the estimated purchase accounting adjustments. The estimated income tax effect is assumed to be at a marginal rate of 38.62%. The income tax effect is reflected in tax expense during the period that the related purchase accounting adjustments are amortized.

       6. Represents the estimated fair market value adjustments relating to certificates of deposit. The life of these liabilities is assumed to be 5 years. The adjustment is assumed to amortize on a level yield basis over this time period as a decrease in interest expense on deposits.

       7. Represents an estimated liability for the settlement of amounts due to various parties in connection with the acquisition.

       8. Represents the estimated fair market value adjustment related to borrowings. The estimated fair value adjustment is being amortized on a level yield basis over the remaining term to maturity or call date.

       9. Represents the elimination of WHG's equity as of the date of the transaction.

       10. Represents the assumed reduction of WHG's expenses related to WHG's Employee Stock Ownership Plan and Recognition and Retention Plan as these plans will be necessarily eliminated given the nature of the consideration utilized in the transaction (cash).